Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On July 7, 2014, PHH Corporation (“PHH,” the “Company,” “we” or “our”) completed the sale of our wholly owned Fleet Management Services segment and related entities (collectively the “Fleet Business”) to certain wholly owned subsidiaries of Element Financial Corporation, an Ontario corporation for $1.4 billion in cash.

The following unaudited pro forma consolidated financial information of PHH Corporation was derived from our historical consolidated financial statements and is being presented to give effect to the disposition of the Fleet Business.  The pro forma statements do not give any effect to the utilization of cash proceeds.  The unaudited pro forma condensed consolidated statements of operations reflect the disposition of the Fleet Business as if it occurred at the beginning of the earliest period presented.  The unaudited pro forma condensed consolidated balance sheet reflects the disposition as if it occurred on March 31, 2014, including the elimination of the net assets of the Fleet Business, the elimination of all intercompany amounts, plus pro forma adjustments for the net proceeds from the sale in cash and cash equivalents, the recording and settlement of certain tax amounts, and the estimated gain on the sale in retained earnings.  The estimated proceeds and gain on the sale of the Fleet business may change based upon final determination and settlement of post-closing adjustments.

The unaudited pro forma financial statements should be read in conjunction with our historical financial statements and accompanying notes included in our 2013 Form 10-K and our first quarter 2014 Form 10-Q.

The unaudited pro forma financial information below is provided for information purposes only and is not intended to reflect what the actual financial position or results of operations of the Company would have been had the disposition occurred on the dates indicated, nor is it necessarily indicative of our future financial position or results of operations.  In addition, the results of operations for the three months ended March 31, 2014 may not be indicative of the results of operations to be expected for the full year.  The pro forma adjustments are based upon the best information available and certain assumptions that management believes to be reasonable in the circumstances.  There can be no assurance that such information and assumptions will not change from those reflected in the pro forma financial statements and the accompanying notes.

PHH CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(In millions)

	March 31, 2014
		Pro Forma Adjustments
	As Reported	Disposition of Fleet Business	Other		Pro Forma

ASSETS
Cash and cash equivalents	$1,155	$(237)	$821	(a)	$1,739
Restricted cash	336	(246)	—		90
Mortgage loans held for sale	605	—	—		605
Accounts receivable, net	1,000	(376)	—		624
Net investment in fleet leases	3,619	(3,619)	—		—
Mortgage servicing rights	1,224	—	—		1,224
Property and equipment, net	69	(24)	—		45
Goodwill	25	(25)	—		—
Other assets	509	(74)	(4)		431
Total assets	$8,542	$(4,601)	$817		$4,758

LIABILITIES AND EQUITY
Accounts payable and accrued expenses	$763	$(225)	$—		$538
Debt	5,334	(3,452)	—		1,882
Deferred taxes	661	2	(322	)(b)	341
Other liabilities	140	(15)	—		125
Total liabilities	6,898	(3,690)	(322)		2,886
Commitments and contingencies	—	—	—		—

EQUITY
Preferred stock	—	—	—		—
Common stock	1	—	—		1
Additional paid-in capital	1,147	—	—		1,147
Retained earnings	465	—	243	(c)	708
Accumulated other comprehensive income	9	(15)	—		(6)
Total PHH Corporation stockholders’ equity	1,622	(15)	243		1,850
Noncontrolling interest	22	—	—		22
Total equity	1,644	(15)	243		1,872
Total liabilities and equity	$8,542	$(3,705)	$(79)		$4,758

Notes:

(a)         Pro forma Adjustments to Cash and cash equivalents:

Cash received from the sale of Fleet business	$1,402
Settlement of tax liabilities	(531)
Payment of transaction costs	(50)
$821

(b)         Reflects the payment of deferred tax liabilities that are partially offset by the utilization of deferred tax assets in connection with the disposition of the Fleet business.

(c)          Reflects the estimated net gain on the disposition of the Fleet business (which represents the net cash proceeds less the net assets disposed of) and other pro forma adjustments as of March 31, 2014. This amount does not reflect the final gain to be realized upon disposition primarily as a result of the actual closing date being July 7, 2014 and certain purchase price adjustments that may be made after closing.

PHH CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In millions, except share and per share amounts)

	Three Months Ended March 31, 2014
	As Reported	Disposition of Fleet Business	Pro Forma
REVENUES
Mortgage fees	$47	$—	$47
Fleet management fees	44	(44)	—
Net fee income	91	(44)	47
Fleet lease income	343	(343)	—
Gain on mortgage loans, net	51	—	51
Mortgage net finance expense	(30)	—	(30)
Loan servicing income	115	—	115
Valuation adjustments related to mortgage servicing rights, net	(73)	—	(73)
Net loan servicing income	42	—	42
Other income	20	(19)	1
Net revenues	517	(406)	111

EXPENSES
Salaries and related expenses	127	(23)	104
Occupancy and other office expenses	17	(4)	13
Depreciation on operating leases	300	(300)	—
Fleet interest expense	13	(13)	—
Other depreciation and amortization	8	(2)	6
Other operating expenses	123	(43)	80
Total expenses	588	(385)	203

Loss before income taxes	(71)	(21)	(92)
Income tax benefit	(27)	(6)	(33)
Net loss	(44)	(15)	(59)
Less: net loss attributable to noncontrolling interest	(2)	—	(2)
Net loss attributable to PHH Corporation	$(42)	$(15)	$(57)

Basic and diluted loss per share attributable to PHH Corporation	$(0.73)	$(0.27)	$(1.00)

Weighted-average common shares outstanding - basic and diluted	57,543,886

PHH CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In millions, except share and per share amounts)

	Year Ended December 31, 2013
	As Reported	Disposition of Fleet Business	Pro Forma
REVENUES
Mortgage fees	$307	$—	$307
Fleet management fees	175	(175)	—
Net fee income	482	(175)	307
Fleet lease income	1,386	(1,386)	—
Gain on mortgage loans, net	575	—	575
Mortgage net finance expense	(115)	—	(115)
Loan servicing income	436	—	436
Valuation adjustments related to mortgage servicing rights, net	(6)	—	(6)
Net loan servicing income	430	—	430
Other income	84	(81)	3
Net revenues	2,842	(1,642)	1,200

EXPENSES
Salaries and related expenses	623	(88)	535
Occupancy and other office expenses	65	(15)	50
Depreciation on operating leases	1,211	(1,211)	—
Fleet interest expense	58	(58)	—
Other depreciation and amortization	33	(10)	23
Other operating expenses	611	(161)	450
Total expenses	2,601	(1,543)	1,058

Income before income taxes	241	(99)	142
Income tax expense	77	(33)	44
Net income	164	(66)	98
Less: net income attributable to noncontrolling interest	29	—	29
Net income attributable to PHH Corporation	$135	$(66)	$69

Basic earnings per share attributable to PHH Corporation	$2.36	$(1.15)	$1.21
Diluted earnings per share attributable to PHH Corporation	$2.06	$(1.00)	$1.06

Weighted-average common shares outstanding - basic	57,357,339
Weighted-average common shares outstanding - diluted	65,859,520

PHH CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In millions, except share and per share amounts)

	Year Ended December 31, 2012
	As Reported	Disposition of Fleet Business	Pro Forma
REVENUES
Mortgage fees	$346	$—	$346
Fleet management fees	180	(180)	—
Net fee income	526	(180)	346
Fleet lease income	1,364	(1,364)	—
Gain on mortgage loans, net	942	—	942
Mortgage net finance expense	(121)	—	(121)
Loan servicing income	449	—	449
Valuation adjustments related to mortgage servicing rights, net	(502)	—	(502)
Net loan servicing loss	(53)	—	(53)
Other income	85	(73)	12
Net revenues	2,743	(1,617)	1,126

EXPENSES
Salaries and related expenses	595	(84)	511
Occupancy and other office expenses	59	(16)	43
Depreciation on operating leases	1,212	(1,212)	—
Fleet interest expense	68	(68)	—
Other depreciation and amortization	25	(10)	15
Other operating expenses	697	(128)	569
Total expenses	2,656	(1,518)	1,138

Income (loss) before income taxes	87	(99)	(12)
Income tax benefit	(6)	(29)	(35)
Net income	93	(70)	23
Less: net income attributable to noncontrolling interest	59	—	59
Net income (loss) attributable to PHH Corporation	$34	$(70)	$(36)

Basic earnings (loss) per share attributable to PHH Corporation	$0.60	$(1.24)	$(0.64)
Diluted earnings (loss) per share attributable to PHH Corporation	$0.56	$(1.15)	$(0.64)

Weighted-average common shares outstanding - basic	56,815,473
Weighted-average common shares outstanding - diluted	61,601,001

PHH CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In millions, except share and per share amounts)

	Year Ended December 31, 2011
	As Reported	Disposition of Fleet Business	Pro Forma
REVENUES
Mortgage fees	$295	$—	$295
Fleet management fees	173	(173)	—
Net fee income	468	(173)	295
Fleet lease income	1,400	(1,400)	—
Gain on mortgage loans, net	567	—	567
Mortgage net finance expense	(88)	1	(87)
Loan servicing income	456	—	456
Valuation adjustments related to mortgage servicing rights, net	(736)	—	(736)
Net loan servicing loss	(280)	—	(280)
Other income	147	(74)	73
Net revenues	2,214	(1,646)	568

EXPENSES
Salaries and related expenses	507	(83)	424
Occupancy and other office expenses	59	(16)	43
Depreciation on operating leases	1,223	(1,223)	—
Fleet interest expense	79	(79)	—
Other depreciation and amortization	25	(11)	14
Other operating expenses	523	(147)	376
Total expenses	2,416	(1,559)	857

Loss before income taxes	(202)	(87)	(289)
Income tax benefit	(100)	(37)	(137)
Net loss	(102)	(50)	(152)
Less: net income attributable to noncontrolling interest	25	—	25
Net loss attributable to PHH Corporation	$(127)	$(50)	$(177)

Basic and diluted loss per share attributable to PHH Corporation	$(2.26)	$(0.89)	$(3.15)

Weighted-average common shares outstanding - basic and diluted	56,349,478